Q1 2015 Earnings Earnings Release Supplement: Results presented on an “as adjusted” basis, unless otherwise noted April 16, 2015 Exhibit 99.2

A broadly diversified business across clients, products and geographies
Q1 2015 Long-term Base Fees of $2.317 billion
Long-term Assets Under Management of $4.464 trillion at March 31, 2015
Product Type Client Type
Style
Region
Alternatives 3%
Alternatives 7%
Multi-asset
9%
Multi-asset
13%
Fixed Income
32%
Fixed Income
25%
Equity
56%
Equity
55%
iShares
24%
iShares
36%
Retail
12%
Retail
34%
Institutional
64%
Institutional
30%
AUM Base Fees AUM Base Fees
Index
42%
Index
10%
iShares
24%
iShares
36%
Asia-Pacific 9%
Asia-Pacific 8%
EMEA
29%
EMEA
28%
Americas
62%
Americas
64%
Active
34%
Active
54%
AUM Base Fees AUM Base Fees
Note: Revenue and AUM by region data is based on client domicile.

Long-term net flows ($ in billions)
Total Long-Term Retail
iShares Institutional
5% 6% 7% 10% 10%
10% 14% 13% 11% 8% 6% (3%) (2%) 1% 1% 1%
1% 2% 4% 3% 3% 4% 13%
0%
LTM organic asset growth rate (%)
4% 11%
9% 0%
5% 11%
11% 1%

5% 11%
14% 2%
Note: LTM organic asset growth rate measures rolling last twelve months net new flows over beginning period assets.
$39
$12
$25
$41
$27
$38
$29
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
$9
$5
$8
$17
$14
$13
$5
$23
$14
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
$26
($1)
$20
$19
$8
$30
$18
$44
$35
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
$5
$8
($3)
$5 $5
($6)
$6
$21 $21
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
$88
$70

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted
Operating Income and Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks,
10-Qs and 8-Ks.
Operating Income Operating Margin
• Operating income, as adjusted up 1% year-over-year
• Operating margin, as adjusted down 20 bps year-over-year
• Net income, as adjusted up 9% year-over-year
• EPS, as adjusted up 10% year-over-year
Net Income EPS

$921
$982
$978
$1,143
$1,062
$1,133
$1,214
$1,154
$1,077
40.0%
41.3%
41.2%
42.7%
41.4%
42.4%
44.2%
43.6%
41.2%
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
$637
$722
$672
$851
$762
$837
$890
$821
$830
$3.65
$4.15
$3.88
$4.92
$4.43
$4.89
$5.21
$4.82
$4.89
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015

Capital management (amounts in millions, except per share data)
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. GAAP Dividend Payout Ratio = Dividends declared / GAAP net income.
Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income.
Share repurchases and weighted average diluted shares Dividends and Payout Ratios

$275
$250 $250 $250 $250 $250 $250 $250 $250
169.7
170.4
170.8
171.2
171.9
173.0
173.4 173.9 174.6
Q1
2015
Q4
2014
Q3
2014
Q2
2014
Q1
2014
Q4
2013
Q3
2013
Q2
2013
Q1
2013
Share Repurchases Weighted average diluted shares
$1.68 $1.68
$1.68
$1.68
$1.93 $1.93 $1.93 $1.93
$2.18
49%
39% 39%
34%
48%
40%
35%
40%
47%
88%
74%
74%
64%
81%
71%
63%
70%
81%
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Dividends GAAP Dividend Payout Ratio Total GAAP Payout Ratio

Major market indices and exchange rates
Spot
% Change
3/31/2015 vs. Average
% Change
Q1 2015 vs.
3/31/2014 12/31/2014 3/31/2015 12/31/2014 3/31/2014 Q1 2014 Q4 2014 Q1 2015 Q4 2014 Q1 2014
Equity Indices:
Domestic
S&P 500 1,872 2,059 2,068 -% 10% 1,835 2,011 2,063 3% 12%
Global
MSCI Barra World Index 1,674 1,710 1,741 2% 4% 1,647 1,695 1,726 2% 5%
MSCI Europe Index 114 117 135 15% 18% 113 114 128 12% 13%
MSCI AC Asia Pacific Index 138 138 146 6% 6% 137 139 142 2% 4%
MSCI Emerging Markets Index 995 956 975 2% (2%) 957 982 969 (1%) 1%
S&P Global Natural Resources 3,499 3,147 3,061 (3%) (13%) 3,429 3,249 3,140 (3%) (8%)
Fixed Income Index:
Barclays U.S. Aggregate Bond Index 1,840 1,915 1,946 2% 6% 1,831 1,905 1,936 2% 6%
Foreign Exchange Rates:
GBP to USD 1.67 1.56 1.48 (5%) (11%) 1.66 1.58 1.51 (4%) (9%)
EUR to USD 1.38 1.21 1.07 (12%) (22%) 1.37 1.25 1.13 (10%) (18%)
Source: Bloomberg

Quarterly revenue
Q1 2015 Compared to Q1 2014
$53 million
Total Revenue
Q1 2015 Compared to Q4 2014
($61) million

Q1 2015
$2,723 million
Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Distribution Fees
Other Revenue
83%
4%
4%
5%
1%
1%
2%
$2,670
$2,723
$90
$14
$13
$9 ($2)
($21)
($50)
Q1 2014 Base Fees ex
Sec Lending
Aladdin Other
Revenue
Securities
Lending
Distribution
fees
Other BRS Performance
Fees
Q1 2015
$2,784
$2,723
$3
$1 ($1)
($3)
($3)
($22)
($36)
Q4 2014 Other
Revenue
Distribution
fees
Aladdin
Base Fees ex
Sec Lending
Securities
Lending
Other BRS Performance
Fees
Q1 2015
Percentage Change Year-over-Year Sequential
Base Fees ex. SL 4% -%
Securities Lending 9 (3)
Performance Fees (32) (25)
Aladdin 13 (1)
Other BRS (50) (51)
Distribution Fees (11) 6
Other Revenue 27 5
Total 2 (2)

Quarterly investment advisory, administration fees and securities lending revenue
Q1 2015: $2,390 million
Q1 2015 Compared to Q1 2014
Investment advisory, administration fees and securities lending revenue
$99 million
Q1 2015 Compared to Q4 2014
($6) million
Q1 2014: $2,291 million Q4 2014: $2,396 million

$2,291
$2,390
$50
$49
$18
$17
$10
$5
($1)
($8)
($41)
Q1 2014 iShares
EQ
Active FI Multi-
Asset
iShares
FI
Non-ETF Non-ETF
Index FI Index EQ
Cash Alts Active
EQ
Q1 2015
$2,396
$2,390
$6
$4
$3
$1 ($2)
($5)
($6) ($7)
Q4 2014 Active FI iShares FI Non-ETF FI Multi-Asset iShares
EQ
Non-ETF
EQ
Active EQ Alts Q1 2015
20%
28%
14%
5%
12%
8%
7%
3%
3%
Active Equity iShares Equity Active Fixed Income iShares Fixed Income Multi-Assets Alternatives Non-ETF Index Equity Non-ETF Index Fixed Income Cash
17%
29%
16%
5%
13%
7%
7%
3%
3%
17%
29%
15%
5%
13%
8%
7%
3%
3%

Quarterly expense
Expense, as adjusted, by category
Q1 2015 Compared to Q1 2014, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement and notes (1) through (4) in the current earnings release.
$38 million
Q1 2015 Compared to Q4 2014, as adjusted
$16 million
Percentage Change Year-over-Year Sequential
Employee Comp. & Benefits -% 6%
Distribution & Servicing Costs 11 3
Amort. of Deferred Sales Commissions (13) -
Direct Fund Expense 6 3
General & Administrative 8 (12)
Amortization of Intangibles (15) -
Total 2 1

Q1 2015
$1,646 million
$1,608
$1,646
$10
$10
$26
($6)
($2)
Q1 2014 Amort -Intang
assets
Amort -Def
Sales
Commission
Direct Fund Distribution &
Servicing
G&A
Q1 2015
$1,630
$1,646
$3
$6
$55
($48)
Q4 2014 G&A Distribution &
Servicing
Direct Fund
Expense
Comp &
Benefits
Q1 2015
59%
6%
1%
11%
21%
2%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales
Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles

2013 2014 2015
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
Operating Income
GAAP $909 $849 $966 $1,133 $1,051 $1,122 $1,157 $1,144 $1,067
Non-GAAP adjustments 12 133 12 10 11 11 57 10 10
As Adjusted $921 $982 $978 $1,143 $1,062 $1,133 $1,214 $1,154 $1,077
Nonoperating Income (Expense)
GAAP $41 $69 ($18) $24 $17 $16 ($52) ($60) $51
Non-GAAP adjustments (38) (57) (3) (11) 9 (36) 44 6 (40)
As Adjusted $3 $12 ($21) $13 $26 ($20) ($8) ($54) $11
Net Income
GAAP $632 $729 $730 $841 $756 $808 $917 $813 $822
Non-GAAP adjustments 5 (7) (58) 10 6 29 (27) 8 8
As Adjusted $637 $722 $672 $851 $762 $837 $890 $821 $830
Reconciliation between GAAP and as adjusted ($ in millions)
Non-GAAP adjustments include amounts related to the reduction of an indemnification asset, the PennyMac Charitable Contribution, PNC LTIP funding obligation, compensation related to appreciation
(depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important Notes
This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-
looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,”
“anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-
looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group,
Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated April 16,
2015, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at
www.blackrock.com.